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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant  to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: August 3, 1998
               (Date of earliest event reported: August 1, 1998)




                           EL PASO ENERGY CORPORATION
             (Exact name of registrant as specified in the charter)


            Delaware                                             76-0568816
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                            El Paso Energy Building
                             1001 Louisiana Street
                             Houston, Texas  77002
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 420-2131

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Item 5.      Other Events

         Effective on August 1, 1998, El Paso Natural Gas Company, a Delaware corporation ("EPNG"), reorganized into a holding company form of organizational structure, whereby El Paso Energy Corporation, a Delaware corporation (the "Registrant"), became the holding company.

         The holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the "Merger"), which provides for the formation of a holding company structure without a vote of the stockholders of EPNG. In the Merger, El Paso Energy Merger Company, a Delaware corporation ("Merger Sub"), merged with and into EPNG, with EPNG as the surviving corporation. Prior to the Merger, Merger Sub was a direct, wholly owned subsidiary of the Registrant, which was a direct, wholly owned subsidiary of EPNG, organized for the purpose of implementing the holding company organizational structure. By virtue of the Merger, EPNG became a direct, wholly owned subsidiary of the Registrant, and all of EPNG's outstanding capital stock was converted, on a share for share basis, into capital stock of the Registrant. As a result of such restructuring, each outstanding share of common stock, $3.00 par value per share, of EPNG was converted into one share of common stock, $3.00 par value per share, of the Registrant (the "Common Stock"), and each one-half outstanding preferred stock purchase right of EPNG was converted into one preferred stock purchase right (a "Right") associated with each share of Common Stock, each Right representing the right to purchase one two-hundredth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock of the Registrant. The Registrant will assume all of EPNG's obligations under the El Paso Energy Capital Trust I, 4 3/4% Trust Convertible Preferred Securities ("Trust Preferred Securities"), including the conversion of the Trust Preferred Securities into securities of the Common Stock and assumption of EPNG's guarantee of the Trust Preferred Securities. The Common Stock will continue to trade on the New York Stock Exchange under the symbol "EPG," the same trading symbol under which EPNG's common stock traded.

         The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of EPNG are deemed to represent the same number of shares of capital stock of the Registrant until such certificates are submitted to the Registrant's transfer agent for transfer. The change to the holding company structure was tax free for federal income tax purposes for stockholders.

         A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 7.      Financial Statements and Exhibits


         (c)     Exhibits.


               Exhibit Number                                         Description
               --------------                                         -----------

                    2.1                  Agreement and Plan of Merger, dated July 16, 1998, by and among the Registrant, EPNG and
                                         Merger Sub.

                    3.1                  Restated Certificate of Incorporation of the Registrant, dated July 16, 1998; Certificate of Designation, Preferences and  Rights of Series A Junior Participating  Preferred Stock
                                         of the Registrant, dated July 16, 1998, as amended.

                    3.2                  By-laws of the Registrant, as amended dated July 16, 1998.

                    4.1                  Shareholder Rights Agreement by and between the Registrant and BankBoston, N.A., dated as of July 16, 1998.

                    4.2                  Second Supplemental Indenture, dated August 1, 1998.

                    4.3                  First Amendment to  Amended and Restated  Declaration of Trust of El Paso Energy Capital
                                         Trust I, dated August 1, 1998.

                    4.4                  First Amendment to Trust Convertible Preferred Securities Guarantee Agreement, dated August
                                         1, 1998.

                   99.1                  Press Release, dated August 3, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             EL PASO ENERGY CORPORATION



                                              By:     /s/ Jeffrey I. Beason
                                                 -------------------------------
                                                       Jeffrey I. Beason
                                                  Vice President and Controller



Date:  August 3, 1998
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                                 EXHIBIT INDEX

Exhibit Number                                         Description
--------------                                         -----------

     2.1                  Agreement and Plan of Merger, dated July 16, 1998, by and among the Registrant, EPNG and
                          Merger Sub.

     3.1                  Restated Certificate of Incorporation of the Registrant, dated July 16, 1998; Certificate of Designation, Preferences and  Rights of Series A Junior Participating  Preferred Stock
                          of the Registrant, dated July 16, 1998, as amended.

     3.2                  By-laws of the Registrant, as amended dated July 16, 1998.

     4.1                  Shareholder Rights Agreement by and between the Registrant and BankBoston, N.A., dated as of July 16, 1998.

     4.2                  Second Supplemental Indenture, dated August 1, 1998.

     4.3                  First Amendment to  Amended and Restated  Declaration of Trust of El Paso Energy Capital
                          Trust I, dated August 1, 1998.

     4.4                  First Amendment to Trust Convertible Preferred Securities Guarantee Agreement, dated August
                          1, 1998.

    99.1                  Press Release, dated August 3, 1998.